[Graphic]

FEDERATED AMERICAN LEADERS FUND, INC.

28TH ANNUAL REPORT
MARCH 31, 1997

ESTABLISHED 1969

PRESIDENT'S MESSAGE

[Graphic]

Dear Fellow Shareholder:

Federated American Leaders Fund, Inc. was created in 1969, and I am pleased to present its 28th Annual Report. During the report period, the fund achieved a milestone by topping $1 billion in assets for the first time in its 28-year history. Assets currently total $1.3 billion, representing 87,000 shareholders. This robust growth reflects a sizable increase in the value of fund shares, as well as the continued confidence of present and new shareholders who purchased shares of this attractive, high-quality common stock investment.

This report covers the 12-month period from April 1, 1996, through March 31, 1997. It begins with a discussion with the fund's co-portfolio managers, Peter R. Anderson, Senior Vice President, and Scott B. Schermerhorn, Vice President, Federated Advisers.

Following this discussion are three additional items of shareholder interest. First, two graphs show the performance of initial lump sum and annual investments in the fund -- both with dividends reinvested. Next is a listing of the high-quality common stocks in the fund, followed by the fund's financial statements.

The selected high-quality stocks included 78 holdings that represent 12 major industry groups and include leaders like Bristol-Myers Squibb, Citicorp, Exxon, General Electric, ITT, K-Mart, Merck, Mobil, Rubbermaid and Wal-Mart. These holdings performed very well in a stock market that was highly favorable during most of the period, with the exception of a volatile March.

The fund's shares displayed excellent capital appreciation, plus quarterly income dividends and some realized capital gains. The performance of the fund's share classes is listed below based on net asset value.*

                                 TOTAL                     CAPITAL
                                RETURN        INCOME        GAINS       ASSET VALUE INCREASE
 Class A Shares                 17.40%        $0.21          $1.51     $19.78 TO $21.40 = 8.19%
 Class B Shares                 16.49%        $0.05          $1.51     $19.79 TO $21.40 = 8.13%
 Class C Shares                 16.42%        $0.05          $1.51     $19.80 TO $21.40 = 8.08%
 Class F Shares                 17.39%        $0.20          $1.51     $19.78 TO $21.40 = 8.19%


* Performance quoted reflects past performance and is not indicative of future returns. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period based on offering price for Class A, B, C, and F Shares were 10.95%, 10.56%, 15.33% and 15.12%, respectively.

We trust you are pleased with the positive performance of your investment in Federated American Leaders Fund, Inc. Remember, reinvesting your distributions is a convenient way to build the value of your account-and help your shares increase through the benefit of quarterly compounding.


Sincerely,

[Graphic]

John F. Donahue
President
May 15, 1997

INVESTMENT REVIEW

[Graphic]

Peter R. Anderson
Senior Vice President
Federated Advisers

[Graphic]
Scott B. Schermerhorn
Vice President
Federated Advisers

[Graphic]

THE STOCK MARKET CONTINUED TO CLIMB TO NEW LEVELS, AND VOLATILITY FINALLY RAISED ITS HEAD AT THE END OF THE FUND'S FISCAL YEAR. WHAT IS YOUR ANALYSIS?

The equity market, as measured by the Standard & Poor's 500 Index* (the "S&P 500 Index"), turned in a strong performance over the 12-month period with a total return of 19.83%. Major indexes continued to reach new all-time highs in the fourth quarter as investors reacted positively to election results and the "Goldilocks" economy continued, i.e., everything -- moderate growth, stable interest rates, subdued inflation, and rising corporate profits -- was "just about right." However, the end of the period was marked by a degree of volatility that investors have not seen in over five years. Since reaching its record of 816.29 in mid-February, the S&P 500 Index fell 7.25% through March 31, 1997.
[Graphic]

HOW DID FEDERATED AMERICAN LEADERS FUND, INC. PERFORM FOR ITS SHAREHOLDERS IN THIS CLIMATE?

For the 12-month period, the fund's A, B, C, and F Share classes produced a strong total return, based on net asset value, of 17.40%, 16.49%, 16.42%, and 17.39%, respectively.** This includes capital appreciation of the shares, dividends, and realized capital gain to the fund's net asset value. As of March 31, 1997, all Federated American Leaders Fund, Inc. share classes beat the 15.47% average total return of all growth and income funds tracked by Lipper Analytical Services. For the one-year period ended March 31, 1997, Federated American Leaders Fund, Inc.'s Class A Shares ranked 175th out of the 540 growth and income funds, according to Lipper.*** We did not match the 19.83% total return of the S&P 500 Index for the period.

  * The S&P 500 Index is an unmanaged index of common stocks in industry, transportation and financial and public utility companies. Investments cannot be made in an index.

 ** Performance quoted reflects past performance and is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period based on offering price for Class A, B, C, and F Shares were 10.95%, 10.56%, 15.33% and 15.12%, respectively.

*** For the five-year and ten-year periods ended March 31, 1997, Federated
    American Leaders Fund, Inc.'s Class A Shares ranked 46th out of 212 and 49th out of 128 growth and income funds tracked by Lipper Analytical Services. Lipper Rankings are based on total return and do not take sales charges into account.

[Graphic]

WHILE THE FUND'S PERFORMANCE -- AS THAT OF STOCKS IN GENERAL --IS BEST MEASURED OVER THE LONG TERM, HOW DID THE FUND PERFORM IN MARCH DURING THE MARKET'S DOWNTURN?

In March, which was a very difficult month for stocks, the fund did relatively well compared to the overall market. All fund share class returns, (3.01%), (3.05%), (3.05%) and (2.97%) for Class A, B, C, and F
Shares, respectively, based on net asset value, were less negative than the (4.11%) total return of the overall market as represented by the S&P 500 Index.+

[Graphic]

DID YOU MAKE ANY SIGNIFICANT CHANGES TO THE PORTFOLIO DURING THE PERIOD, AND
WHY?

The process and style that we use to manage Federated American Leaders Fund, Inc. typically produces low turnover, so there is rarely any radical change in the bulk of the portfolio. Our strategy continues to be the pursuit of large-cap companies that have a leadership position in their respective industries. We look for companies that appear inexpensive based on the long-term earnings potential of their underlying businesses and which are exhibiting positive momentum. We are also interested in asset plays, restructuring candidates, and companies that will be beneficiaries of industry consolidation.

During the period, leadership among sectors began to shift, and TECHNOLOGY'S sustainable growth rate remains in question. We reduced exposure to this sector in the third quarter of 1996 from one of a market overweight to one of an underweight. Our valuation methods indicated that there was not much room for error, and revenue growth in that sector had declined from prior periods. FINANCE was another sector that we reduced from overweight to market weight with an emphasis on financial institutions that had unique items occurring versus those who were simply enjoying the current favorable credit cycle. We increased our exposures to both RETAIL and TRANSPORTATION as the fundamental outlook for both groups turned positive for the first time in a while.

+ Total returns (loss) for the one-month period based on offering price for Class A, B, C, and F Shares were (8.35%), (8.39%), (9.00%) and (4.87%), respectively.

[Graphic]

CAN YOU DISCUSS SOME RECENT ADDITIONS TO THE PORTFOLIO, AND WHY THEY WERE SELECTED?

Our recent purchases include:

AMERADA HESS. This large, integrated oil company has underperformed its peers due to greater refining and marketing exposure. The company should benefit from its high oil price sensitivity, and it is attractively valued based on asset value and cash flow, and a consolidation within the refining industry.

AMP, INC., the world's leading producer of electronic connectors, has underperformed over the past two years, but should return to a superior earnings growth track in 1997. The stock is attractively valued with a 2.6% dividend yield. AMP has recently initiated a restructuring of their various business segments to enhance shareholder value.

AMR CORP., the holding company for American Airlines, has strengthened its competitive position and taken strategic actions including an initial public offering ("IPO") of Sabre Group (reservation system), and possible partnership with British Airways. The stock trades below industry multiples.

BEAR STEARNS COS., INC. is a major brokerage and investment banking firm. Bear Stearns is well-managed and cheap with a price-to-earnings ratio of 8x and price-to-book value ratio of 1.4x.

COASTAL CORP. is a diversified energy company primarily engaged in the interstate transmission of natural gas. The stock appears attractively valued with favorable long-term prospects.

HOUSTON INDUSTRIES is a large, low-cost Texas utility that is merging with Noram Energy, a pipeline company. The stock appears undervalued relative to prospects for the combined entity.
NATIONWIDE FINANCIAL SERVICES is a leading provider of long-term savings and retirement products and a subsidiary of the Nationwide Insurance Enterprise that recently sold stock in an IPO.

PEPSICO, INC. announced its intent to spin-off its restaurant businesses, so it will be able to focus on its Frito Lay growth engine and its core domestic soft drink franchise. Pepsi is at a lifetime low valuation versus key competitor, Coke, and a 20% discount to our pro-forma sum-of-the-parts valuation.

REPUBLIC NEW YORK, a leading New York metro consumer bank, also has a strong international private banking franchise and an outstanding record. The stock sells at only 11x estimated 1997 earnings.

[Graphic]

THE MARKET'S VALUATION HAS BEEN THE SUBJECT OF MUCH DEBATE. WHAT IS YOUR VIEW ON THIS SUBJECT, AND ITS IMPACT ON YOUR SECURITY SELECTION PROCESS?

While we confess to some concerns regarding the market being overvalued, a multiple of 17x estimated 1997 earnings for the S&P 500 Index does not appear unreasonable given the current interest rate and inflation environment. We continue to focus on companies that are truly leaders in their industries and have strong managements. We believe holding stocks with strong fundamentals supported by valuation is a good strategy in this market environment, and one that gives the portfolio a defensive orientation.

Currently, our research does not reveal any areas of significant undervaluation. Conversely, many areas where we saw historic excesses last year are now more fairly valued. While no one group stands out, we have more than enough investment candidates on a specific company basis.

Many of these companies are re-focusing on core businesses, while de-emphasizing historic attempts at diversification that did not enhance shareholder value. We operate with the mindset that we manage a diversified mutual fund and, therefore, we have no desire or need for the companies we own to diversify.

[Graphic]

WHAT DO YOU SEE AHEAD FOR THE STOCK MARKET?

Contrary to many market observers, ourselves included, the U.S. stock market continued to show strength in the first quarter of 1997, even after the substantial increases of 1995 and 1996. However, the market has been much more selective and discriminating with regard to valuation and consistency, and towards the end of the quarter, gave way to profit-taking. Given our emphasis on quality and valuation, this "flight to quality" has worked well for Federated American Leaders Fund, Inc. and its shareholders.

We continue to believe that 1997 will prove to be a challenging year for investors and that stock selection will be of critical importance in this environment. Historic valuation and risk control measures, which have been all but ignored by investors over the past few years, should play an important role in this market. Our adherence to these disciplines should reward the fund's shareholders.

TWO WAYS YOU MAY SEEK TO INVEST FOR SUCCESS IN
FEDERATED AMERICAN LEADERS FUND, INC.

INITIAL INVESTMENT:

IF YOU HAD MADE AN INITIAL INVESTMENT OF $29,000 IN THE CLASS A SHARES OF FEDERATED AMERICAN LEADERS FUND, INC. ON 2/26/69, REINVESTED DIVIDENDS AND CAPITAL GAINS, AND DIDN'T REDEEM ANY SHARES, YOUR ACCOUNT WOULD BE WORTH $486,978 ON 3/31/97. YOU WOULD HAVE EARNED A 10.56%* AVERAGE ANNUAL TOTAL RETURN FOR THE 28-YEAR INVESTMENT LIFE SPAN.

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding.

As of 3/31/97, the Class A Shares' average annual one-year, five-year, and ten-year total returns were 10.95%, 14.71%, and 11.39%, respectively. Class B Shares' average annual one-year and since inception (7/26/94) total returns were 10.56% and 18.95%, respectively. Class C Shares' average annual one-year and since inception (4/22/93) total returns were 15.33% and 15.40%, respectively. Class F Shares' average annual one-year and since inception (7/28/93) total returns were 15.12% and 15.48%, respectively.

[`Graphic representation A1 omitted. See Appendix.'']

* Total return represents the change in the value of an investment in Class
  A Shares after reinvesting all income and capital gains, and takes into account the 5.5% sales charge applicable to an initial investment in Class A Shares.

  Data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than their original cost.

FEDERATED AMERICAN LEADERS FUND, INC.

ONE STEP AT A TIME:

$1,000 INVESTED EACH YEAR FOR 28 YEARS (REINVESTING ALL DIVIDENDS AND CAPITAL GAINS) GREW TO $243,592.
With this approach, the key is consistency.

If you had started investing $1,000 annually in the Class A Shares of Federated American Leaders Fund, Inc. on 2/26/69, reinvested your dividends and capital gains and didn't redeem any shares, you have invested only $29,000, but your account would have reached a total value of $243,592* by 3/31/97. You would have earned an average annual total return of 12.62%.

A practical investment plan helps you pursue long-term performance from blue-chip stocks. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. An investment plan works for you when you invest only $1,000 annually. You can take it one step at a time. Put time, money, and compounding to work!

[`Graphic representation A2 omitted. See Appendix.'']

* No method of investing can guarantee a profit or protect against loss in down markets. However, by investing regularly over time and buying shares at various prices, investors can purchase more shares at lower prices, and all accumulated shares have the ability to pay income to the investor.

  Because such a plan involves continuous investment, regardless of changing price levels, the investor should consider whether or not to continue purchases through periods of low price levels.

FEDERATED AMERICAN LEADERS FUND, INC.
HYPOTHETICAL INVESTOR PROFILE: INVESTING FOR A COLLEGE EDUCATION

David and Joan Rice are a fictional couple who, like many shareholders, are searching for a way to make their money grow over time.

David and Joan have been planning for the college education of their three children, which is now just a few years away. On March 31, 1982, they invested $5,000 in the Class A Shares of Federated American Leaders Fund, Inc. Since then, David and Joan have made additional investments of $250 every month.

As this chart shows, over 15 years, the original $5,000 investment along with their additional monthly $250 investments totaling $50,000 has grown to $187,566. This represents a 14.70% average annual total return. For the Rices, a dedicated program of monthly investment really paid off.

[`Graphic representation A3 omitted. See Appendix.'']

This hypothetical scenario is provided for illustrative purposes only and does not represent the results obtained by any particular shareholder. Past performance does not guarantee future results.

FEDERATED AMERICAN LEADERS FUND, INC.
A HISTORY OF SOLID EARNINGS -- NINETEEN 10-YEAR PERIODS

$10,000 INVESTED WITH DISTRIBUTIONS REINVESTED

How a $10,000 investment grew during each 10-year period since fund inception.

This chart shows what your account would have been worth had you invested $10,000 in Class A Shares at the beginning of these consecutive decades.

OVER EVERY 10-YEAR PERIOD SINCE THE FUND'S INCEPTION, A $10,000 INVESTMENT IN ITS CLASS A SHARES (WITH ALL DIVIDENDS AND CAPITAL GAINS REINVESTED) GREW IN VALUE. At the end of each decade, no investor who stayed invested for the period would have lost money.

[`Graphic representation A4 omitted. See Appendix.'']
* This 10-Year period is February 26, 1969 through March 31, 1979.

For each time period shown, share price fluctuated.

FEDERATED AMERICAN LEADERS FUND, INC.
PORTFOLIO UPDATE

[`Graphic representation A5 omitted. See Appendix.'']

FEDERATED AMERICAN LEADERS FUND, INC.
(CLASS A SHARES)

GROWTH OF $10,000 INVESTED IN FEDERATED AMERICAN LEADERS FUND, INC. (CLASS A SHARES)

The graph below illustrates the hypothetical investment of $10,000 in the Federated American Leaders Fund, Inc. (Class A Shares) (the "Fund") from March 31, 1987 to March 31, 1997 compared to the Standard & Poor's 500 Index (S&P 500)+ and the Lipper Growth and Income Funds Average (LGIFA).++

[`Graphic representation A6 omitted. See Appendix.'']

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 * Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550) that was in effect prior to October 1, 1994. As of October 1, 1994, the maximum sales charge was 5.50%. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LGIFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

 + The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged.

++ The LGIFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

FEDERATED AMERICAN LEADERS FUND, INC.
(CLASS B SHARES)

GROWTH OF $10,000 INVESTED IN FEDERATED AMERICAN LEADERS FUND, INC. (CLASS B SHARES)

The graph below illustrates the hypothetical investment of $10,000 in the Federated American Leaders Fund, Inc. (Class B Shares) (the "Fund") from July 26, 1994 (start of performance) to March 31, 1997 compared to the Standard & Poor's 500 Index (S&P 500)+ and the Lipper Growth and Income Funds Average (LGIFA).++

[`Graphic representation A7 omitted. See Appendix.'']

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 * Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 4.00% contingent deferred sales charge on any redemption less than three years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LGIFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

 + The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged.

++ The LGIFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

FEDERATED AMERICAN LEADERS FUND, INC.
(CLASS C SHARES)

GROWTH OF $10,000 INVESTED IN FEDERATED AMERICAN LEADERS FUND, INC. (CLASS C SHARES)

The graph below illustrates the hypothetical investment of $10,000 in the Federated American Leaders Fund, Inc. (Class C Shares) (the "Fund") from April 22, 1993 (start of performance) to March 31, 1997 compared to the Standard & Poor's 500 Index (S&P 500)+ and the Lipper Growth and Income Funds Average (LGIFA).++

[`Graphic representation A8 omitted. See Appendix.'']

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 * Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 1.00% contingent deferred sales charge on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LGIFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

 + The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. This index is unmanaged.

++ The LGIFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

FEDERATED AMERICAN LEADERS FUND, INC.
(CLASS F SHARES)

GROWTH OF $10,000 INVESTED IN FEDERATED AMERICAN LEADERS FUND, INC. (CLASS F SHARES)

The graph below illustrates the hypothetical investment of $10,000 in the Federated American Leaders Fund, Inc. (Class F Shares) (the "Fund") from July 28, 1993 (start of performance) to March 31, 1997 compared to the Standard & Poor's 500 Index (S&P 500)+ and the Lipper Growth and Income Funds Average (LGIFA).++

[`Graphic representation A9 omitted. See Appendix.'']

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 * Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900). The ending value of the Fund reflects a contingent deferred sales charge of 1.00% on any redemption less than four years from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LGIFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

 + The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. This index is unmanaged.

++ The LGIFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

FEDERATED AMERICAN LEADERS FUND, INC.
PORTFOLIO OF INVESTMENTS
MARCH 31, 1997

      SHARES                                                                                                         VALUE
 COMMON STOCKS -- 97.3%
                    BASIC INDUSTRY -- 4.9%
         200,000    Betz Laboratories, Inc.                                                                    $   12,625,000
         238,500    Consolidated Papers, Inc.                                                                      12,431,812
         435,000    Morton International, Inc.                                                                     18,378,750
         828,000    USX-U.S. Steel Group, Inc.                                                                     22,045,500
                      Total                                                                                        65,481,062
                    CONSUMER DURABLES -- 5.4%
         535,000    Borg-Warner Automotive, Inc.                                                                   22,804,375
         296,000    Centex Corp.                                                                                   10,434,000
         232,500    General Motors Corp.                                                                           12,874,687
       1,051,700    Rubbermaid, Inc.                                                                               26,161,038
                      Total                                                                                        72,274,100
                    CONSUMER NON-DURABLES -- 11.5%
         272,500    CPC International, Inc.                                                                        22,345,000
         160,900    Kimberly-Clark Corp.                                                                           15,989,438
         678,000    PepsiCo, Inc.                                                                                  22,119,750
          92,000    Philip Morris Cos., Inc.                                                                       10,499,500
         335,000    RJR Nabisco Holdings Corp.                                                                     10,803,750
         775,300    Russell Corp.                                                                                  27,716,975
         292,200    Tambrands, Inc.                                                                                12,528,075
         169,300    Unilever N.V., ADR                                                                             31,532,125
                      Total                                                                                       153,534,613
                    ENERGY MINERALS -- 10.4%
         210,000    Amerada-Hess Corp.                                                                             11,130,000
         166,500    Chevron Corp.                                                                                  11,592,562
         135,500    Exxon Corp.                                                                                    14,600,125
         135,000    Mobil Corp.                                                                                    17,634,375
         450,000    Occidental Petroleum Corp.                                                                     11,081,250

FEDERATED AMERICAN LEADERS FUND, INC.

      SHARES                                                                                                         VALUE
 COMMON STOCKS -- CONTINUED
                    ENERGY MINERALS -- CONTINUED
          89,000    Royal Dutch Petroleum Co., ADR                                                             $   15,575,000
         120,000    Texaco, Inc.                                                                                   13,140,000
         992,300    USX Corp.                                                                                      27,660,363
         435,000    Unocal Corp.                                                                                   16,584,375
                      Total                                                                                       138,998,050
                    FINANCE -- 13.5%
         226,500    Allstate Corp.                                                                                 13,448,437
         446,250    Bear Stearns Cos., Inc.                                                                        11,714,062
         200,000    CIGNA Corp.                                                                                    29,225,000
         148,600    Chase Manhattan Corp.                                                                          13,912,675
         120,000    Citicorp                                                                                       12,990,000
         430,000    Dean Witter, Discover & Co.                                                                    14,996,250
         330,000    Federal National Mortgage Association                                                          11,921,250
         211,000    Marsh & McLennan Cos., Inc.                                                                    23,895,750
         248,500    National City Corp.                                                                            11,586,313
         285,000 (a)Nationwide Financial Services, Inc., Class A                                                    7,338,750
         206,000    Republic New York Corp.                                                                        18,153,750
         222,400    Travelers Group, Inc.                                                                          10,647,400
                      Total                                                                                       179,829,637
                    HEALTH CARE -- 10.5%
         354,000    Abbott Laboratories                                                                            19,868,250
         233,000    American Home Products Corp.                                                                   13,980,000
         725,000    Biomet, Inc.                                                                                   12,234,375
         397,000    Bristol-Myers Squibb Co.                                                                       23,423,000
         411,000    Columbia/HCA Healthcare Corp.                                                                  13,819,875
         720,400 (a)Healthsource, Inc.                                                                             14,768,200
         164,000    Merck & Co., Inc.                                                                              13,817,000
         275,000    United Healthcare Corp.                                                                        13,096,875

FEDERATED AMERICAN LEADERS FUND, INC.

      SHARES                                                                                                         VALUE
 COMMON STOCKS -- CONTINUED
                    HEALTH CARE -- CONTINUED
         398,000 (a)Vencor, Inc.                                                                               $   15,074,250
                      Total                                                                                       140,081,825
                    PRODUCER MANUFACTURING -- 5.2%
         142,500    General Electric Co.                                                                           14,143,125
         820,500    ITT Industries, Inc.                                                                           18,358,687
         590,500    Ingersoll-Rand Co.                                                                             25,760,563
         120,000    Loews Corp.                                                                                    10,665,000
                      Total                                                                                        68,927,375
                    RETAIL TRADE -- 5.8%
         658,000    Dayton-Hudson Corp.                                                                            27,471,500
       1,879,000 (a)KMart Corp.                                                                                    22,782,875
         974,500    Wal-Mart Stores, Inc.                                                                          27,164,188
                      Total                                                                                        77,418,563
                    SERVICES -- 4.1%
         600,000    Block (H&R), Inc.                                                                              17,625,000
         800,000    Browning-Ferris Industries, Inc.                                                               23,100,000
         165,000    Gannett Co., Inc.                                                                              14,169,375
                      Total                                                                                        54,894,375
                    TECHNOLOGY -- 11.1%
         505,000    AMP, Inc.                                                                                      17,359,375
         366,200    Electronic Data Systems Corp.                                                                  14,785,325
         320,000    General Motors Corp., Class H                                                                  17,360,000
         226,600    Hewlett-Packard Co.                                                                            12,066,450
          89,000    Intel Corp.                                                                                    12,382,125
          93,500    International Business Machines Corp.                                                          12,844,563
          92,364    Lockheed Martin Corp.                                                                           7,758,576
         389,000    Lucent Technologies, Inc.                                                                      20,519,750
         209,400    Rockwell International Corp.                                                                   13,584,825

FEDERATED AMERICAN LEADERS FUND, INC.

      SHARES                                                                                                         VALUE
 COMMON STOCKS -- CONTINUED
                    TECHNOLOGY -- CONTINUED
         503,000 (a)Storage Technology Corp.                                                                   $   19,742,750
                      Total                                                                                       148,403,739
                    TRANSPORTATION -- 2.7%
         245,000 (a)AMR Corp.                                                                                      20,212,500
         575,000    Consolidated Freightways, Inc.                                                                 15,596,875
                      Total                                                                                        35,809,375
                    UTILITIES -- 12.2%
         300,000    AT&T Corp.                                                                                     10,425,000
         265,000    Coastal Corp.                                                                                  12,720,000
         243,700    Columbia Gas System, Inc.                                                                      14,104,137
         431,000    GTE Corp.                                                                                      20,095,375
         617,000    Houston Industries, Inc.                                                                       12,879,875
         751,500    MCI Communications Corp.                                                                       26,772,188
         948,000    P G & E Corp.                                                                                  22,278,000
         620,000    Pacific Telesis Group                                                                          23,405,000
          20,000    SBC Communications, Inc.                                                                        1,052,500
       1,564,500 (a)Tele-Communications, Inc., Class A                                                             18,774,000
                      Total                                                                                       162,506,075
                      TOTAL COMMON STOCKS (IDENTIFIED COST $1,087,833,869)                                      1,298,158,789
                    PREFERRED STOCKS -- 1.6%
                    TECHNOLOGY -- 1.6%
         260,100    Microsoft Corp., Cumulative Conv. Pfd., Series A, $2.20                                        21,100,612
                      TOTAL PREFERRED STOCKS (IDENTIFIED COST $20,775,487)                                         21,100,612

FEDERATED AMERICAN LEADERS FUND, INC.

    PRINCIPAL
     AMOUNT                                                                                                        VALUE
 (B)REPURCHASE AGREEMENT -- 1.6%
   $  21,245,000    BT Securities Corporation, 6.450%, dated 3/31/1997, due 4/1/1997
                    (AT AMORTIZED COST)                                                                        $   21,245,000
                      TOTAL INVESTMENTS (IDENTIFIED COST $1,129,854,356)(C)                                    $1,340,504,401


(a) Non-income producing security.

(b) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

(c) The cost of investments for federal tax purposes amounts to $1,129,854,356. The net unrealized appreciation of investments on a federal tax basis amounts to $210,650,045 which is comprised of $238,503,402 appreciation and $27,853,357 depreciation at March 31, 1997.

Note: The categories of investments are shown as a percentage of net assets
      ($1,334,218,452) at March 31, 1997.

The following acronym is used throughout this portfolio:

ADR -- American Depositary Receipt

(See Notes which are an integral part of the Financial Statements)

FEDERATED AMERICAN LEADERS FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 1997

 ASSETS:
 Total investments in securities, at value (identified and tax cost $1,129,854,356)               $  1,340,504,401
 Cash                                                                                                    2,092,720
 Income receivable                                                                                       2,378,099
 Receivable for shares sold                                                                              7,732,991
    Total assets                                                                                     1,352,708,211
 LIABILITIES:
 Payable for investments purchased                                                  $14,660,138
 Payable for shares redeemed                                                          2,853,783
 Accrued expenses                                                                       975,838
    Total liabilities                                                                                   18,489,759
 NET ASSETS for 62,359,443 shares outstanding                                                     $  1,334,218,452
 NET ASSETS CONSIST OF:
 Paid in capital                                                                                  $  1,044,027,051
 Net unrealized appreciation of investments*                                                           210,650,045
 Accumulated net realized gain on investments                                                           79,368,284
 Undistributed net investment income                                                                       173,072
    Total Net Assets                                                                              $  1,334,218,452
 NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
 CLASS A SHARES:
 Net Asset Value Per Share ($638,082,498 / 29,823,124 shares outstanding)                                   $21.40
 Offering Price Per Share (100 / 94.50 of $21.40)**                                                         $22.65
 Redemption Proceeds Per Share***                                                                           $21.40
 CLASS B SHARES:
 Net Asset Value Per Share ($540,995,343 / 25,285,276 shares outstanding)                                   $21.40
 Offering Price Per Share**                                                                                 $21.40
 Redemption Proceeds Per Share (94.50 /100 of $21.40)***                                                    $20.22
 CLASS C SHARES:
 Net Asset Value Per Share ($69,989,875 / 3,271,219 shares outstanding)                                     $21.40
 Offering Price Per Share**                                                                                 $21.40
 Redemption Proceeds Per Share (99.00 /100 of $21.40)***                                                    $21.19
 CLASS F SHARES:
 Net Asset Value Per Share ($85,150,736 / 3,979,824 shares outstanding)                                     $21.40
 Offering Price Per Share (100 / 99.00 of $21.40)****                                                       $21.62
 Redemption Proceeds Per Share (99.00 / 100 of $21.40)***                                                   $21.19


   * $15,368,160 of unrealized appreciation was acquired in connection with the acquisition of The State Bond Diversified Fund on December 13, 1996.

  ** See "How to Purchase Shares" in the Prospectus.

 *** See "Contingent Deferred Sales Charge" in the Prospectus.

**** See "What Shares Cost" in the Prospectus.

(See Notes which are an integral part of the Financial Statements)

FEDERATED AMERICAN LEADERS FUND, INC.
STATEMENT OF OPERATIONS
YEAR ENDED MARCH 31, 1997

INVESTMENT INCOME:
 Dividends                                                                                         $  20,396,275
 Interest                                                                                              2,358,917
      Total income                                                                                    22,755,192
 EXPENSES:
 Investment advisory fee                                                            $6,915,061
 Administrative personnel and services fee                                             809,285
 Custodian fees                                                                        154,559
 Transfer and dividend disbursing agent fees and expenses                            1,439,228
 Directors'/Trustees' fees                                                              26,162
 Auditing fees                                                                          20,185
 Legal fees                                                                             27,145
 Portfolio accounting fees                                                             169,583
 Distribution services fee -- Class B Shares                                         3,022,927
 Distribution services fee -- Class C Shares                                           437,917
 Shareholder services fee -- Class A Shares                                          1,343,357
 Shareholder services fee -- Class B Shares                                          1,007,642
 Shareholder services fee -- Class C Shares                                            145,972
 Shareholder services fee -- Class F Shares                                            180,791
 Share registration costs                                                              197,142
 Printing and postage                                                                  249,779
 Insurance premiums                                                                     11,449
 Taxes                                                                                 105,158
 Miscellaneous                                                                          18,794
   Total expenses                                                                   16,282,136
 Waivers --
   Waiver of shareholder services fee -- Class A Shares               $(147,218)
   Waiver of shareholder services fee -- Class F Shares                  (5,231)
     Total waivers                                                                    (152,449)
       Net expenses                                                                                 16,129,687
         Net investment income                                                                       6,625,505
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized gain on investments                                                                  141,874,167
 Net change in unrealized appreciation of investments                                               35,256,912
   Net realized and unrealized gain on investments                                                 177,131,079
     Change in net assets resulting from operations                                               $183,756,584


(See Notes which are an integral part of the Financial Statements)

FEDERATED AMERICAN LEADERS FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS

                                                                  YEAR ENDED MARCH 31,
                                                                1997                1996
 INCREASE (DECREASE) IN NET ASSETS:
 OPERATIONS --
 Net investment income                                    $    6,625,505        $   4,745,714
 Net realized gain (loss) on investments ($141,874,167
 net gain and $29,467,435
 net gain, respectively, as computed for federal tax         141,874,167           29,467,435
 purposes)
 Net change in unrealized appreciation                        35,256,912          112,788,561
  Change in net assets resulting from operations             183,756,584          147,001,710
 NET EQUALIZATION CREDITS (DEBITS) --                          1,030,846              797,978
 DISTRIBUTIONS TO SHAREHOLDERS --
 Distributions from net investment income
  Class A Shares                                              (5,317,770)          (3,449,876)
  Class B Shares                                              (1,076,234)            (300,834)
  Class C Shares                                                (143,909)             (50,556)
  Class F Shares                                                (721,875)            (370,222)
 Distributions from net realized gains
  Class A Shares                                             (37,762,270)         (12,685,641)
  Class B Shares                                             (29,990,344)          (4,534,699)
  Class C Shares                                              (4,292,692)          (1,056,763)
  Class F Shares                                              (5,278,763)          (1,393,014)
    Change in net assets resulting from distributions
    to shareholders                                          (84,583,857)         (23,841,605)
 SHARE TRANSACTIONS (EXCLUSIVE OF AMOUNTS ALLOCATED
 TO NET INVESTMENT INCOME) --
 Proceeds from sale of shares                                464,456,064          396,144,022
 Proceeds from shares issued in connection with the           48,460,181(a)           --
 acquisition
 Net asset value of shares issued to shareholders in
 payment of
 distributions declared                                       77,137,909           19,738,904
 Cost of shares redeemed                                    (172,693,035)         (86,878,884)
  Change in net assets resulting from share transactions     417,361,119          329,004,042
    Change in net assets                                     517,564,692          452,962,125
 NET ASSETS:
 Beginning of period                                         816,653,760          363,691,635
 End of period (including undistributed net investment
 income of $173,072 and $807,355, respectively)           $1,334,218,452        $ 816,653,760


(a) Includes $15,368,160 of unrealized appreciation.

(See Notes which are an integral part of the Financial Statements)

FEDERATED AMERICAN LEADERS FUND, INC.
FINANCIAL HIGHLIGHTS -- CLASS A SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                        YEAR ENDED MARCH 31,
                      1997     1996      1995     1994     1993     1992     1991     1990      1989      1988
 NET ASSET VALUE,
 BEGINNING OF       $19.78    $15.66    $14.58    $14.90   $13.88   $13.18   $12.21   $13.04   $12.55   $14.21
 PERIOD
 INCOME FROM
 INVESTMENT
 OPERATIONS
 Net investment
 income               0.23      0.22      0.25      0.23     0.29     0.29     0.37     0.55     0.50     0.45
 Net realized and
 unrealized gain
 (loss)
 on investments       3.11      4.70      1.42      0.18     2.05     1.34     1.28     0.36     1.08    (1.21)
 Total from
 investment
 operations           3.34      4.92      1.67      0.41     2.34     1.63     1.65     0.91     1.58    (0.76)
 LESS DISTRIBUTIONS
 Distributions
 from net
 investment
 income              (0.21)    (0.17)    (0.24)    (0.24)   (0.28)   (0.28)   (0.38)   (0.56)   (0.50)   (0.43)
 Distributions
 from net
 realized gain on
 investments         (1.51)    (0.63)    (0.35)    (0.49)   (1.04)   (0.65)   (0.30)   (1.18)   (0.59)   (0.47)
 Total
 distributions       (1.72)    (0.80)    (0.59)    (0.73)   (1.32)   (0.93)   (0.68)   (1.74)   (1.09)   (0.90)
 NET ASSET VALUE,
 END OF PERIOD      $21.40    $19.78    $15.66    $14.58   $14.90   $13.88   $13.18   $12.21   $13.04   $12.55
 TOTAL RETURN(A)     17.40%    32.00%    11.87%     2.76%   18.31%   12.91%   14.17%    7.13%   13.23%   (5.32%)
 RATIOS TO AVERAGE
 NET ASSETS
 Expenses             1.17%     1.16%     1.23%     1.18%    1.13%    1.02%    1.02%    1.01%    1.01%    1.00%
 Net investment
 income               0.95%     1.07%     1.71%     1.48%    2.07%    2.12%    3.06%    4.23%    3.85%    3.35%
 Expense waiver/
 reimbursement(b)     0.03%     0.07%     --        --       0.06%    0.16%    0.30%    0.35%    0.12%    0.11%
 SUPPLEMENTAL DATA
 Net assets, end
 of period
 (000 omitted)    $638,082  $455,867  $268,470  $226,857 $202,866 $171,210 $149,360 $147,235 $149,049 $158,818
 Average
 commission rate
 paid(c)            $.0500     --         --        --      --        --       --        --       --       --
 Portfolio              88%       46%       34%       27%      39%      67%      57%      50%      27%      65%
 turnover


(a) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(b) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(c) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged. This disclosure is required for fiscal years beginning on or after September 1, 1995.

(See Notes which are an integral part of the Financial Statements)

FEDERATED AMERICAN LEADERS FUND, INC.
FINANCIAL HIGHLIGHTS -- CLASS B SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                YEAR ENDED MARCH 31,
                                                                            1997       1996      1995(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                                      $19.79     $15.67     $14.97
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                                      0.05       0.10       0.13
  Net realized and unrealized gain (loss) on investments                     3.12       4.70       0.92
  Total from investment operations                                           3.17       4.80       1.05
 LESS DISTRIBUTIONS
  Distributions from net investment income                                  (0.05)     (0.05)     (0.12)
  Distributions from net realized gain on investments                       (1.51)     (0.63)     (0.23)
  Total distributions                                                       (1.56)     (0.68)     (0.35)
 NET ASSET VALUE, END OF PERIOD                                            $21.40     $19.79     $15.67
 TOTAL RETURN(B)                                                            16.49%     31.10%      7.28%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                                   1.95%      1.93%      1.95%*
  Net investment income                                                      0.18%      0.32%      1.09%*
  Expense waiver/reimbursement(c)                                             --        0.05%      0.12%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)                                $540,995   $261,024    $46,671
  Average commission rate paid(d)                                          $.0500        --        --
  Portfolio turnover                                                           88%        46%        34%


* Computed on an annualized basis.

(a) Reflects operations for the period from July 25, 1994 (date of initial public investment) to March 31, 1995.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(d) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged. This disclosure is required for fiscal years beginning on or after September 1, 1995.

(See Notes which are an integral part of the Financial Statements)

FEDERATED AMERICAN LEADERS FUND, INC.
FINANCIAL HIGHLIGHTS -- CLASS C SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                YEAR ENDED MARCH 31,
                                                                1997        1996        1995       1994(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                          $19.80      $15.66      $14.55      $14.70
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                          0.04        0.05        0.14        0.12
  Net realized and unrealized gain (loss) on investments         3.12        4.75        1.45        0.35
  Total from investment operations                               3.16        4.80        1.59        0.47
 LESS DISTRIBUTIONS
  Distributions from net investment income                      (0.05)      (0.03)      (0.13)      (0.13)
  Distributions from net realized gain on investments           (1.51)      (0.63)      (0.35)      (0.49)
  Total distributions                                           (1.56)      (0.66)      (0.48)      (0.62)
 NET ASSET VALUE, END OF PERIOD                                $21.40      $19.80      $15.66      $14.55
 TOTAL RETURN(B)                                                16.42%      31.14%      11.23%       3.16%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                       1.95%       1.96%       2.04%       2.11%*
  Net investment income                                          0.18%       0.27%       0.91%       0.71%*
  Expense waiver/reimbursement(c)                                 --         0.02%        --           --
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)                     $69,990     $44,434     $20,055      $11,895
  Average commission rate paid(d)                              $.0500         --          --           --
  Portfolio turnover                                               88%         46%         34%          27%


* Computed on an annualized basis.

(a) Reflects operations for the period from April 21, 1993 (date of initial public investment) to March 31, 1994.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(d) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged. This disclosure is required for fiscal years beginning on or after September 1, 1995.

(See Notes which are an integral part of the Financial Statements)

FEDERATED AMERICAN LEADERS FUND, INC.
FINANCIAL HIGHLIGHTS -- CLASS F SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                          YEAR ENDED MARCH 31,
                                                               1997       1996       1995      1994(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                        $19.78      $15.66     $14.58     $14.95
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                        0.20        0.19       0.25       0.16
  Net realized and unrealized gain (loss) on investments       3.13        4.72       1.42      (0.20)
  Total from investment operations                             3.33        4.91       1.67      (0.04)
 LESS DISTRIBUTIONS
  Distributions from net investment income                    (0.20)      (0.16)     (0.24)     (0.16)
  Distributions from net realized gain on investments         (1.51)      (0.63)     (0.35)     (0.17)
  Total distributions                                         (1.71)      (0.79)     (0.59)     (0.33)
 NET ASSET VALUE, END OF PERIOD                              $21.40      $19.78     $15.66     $14.58
 TOTAL RETURN(B)                                              17.39%      31.95%     11.80%     (0.30%)
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                     1.19%       1.21%      1.27%      1.35%*
  Net investment income                                        0.94%       1.02%      1.69%      1.51%*
  Expense waiver/reimbursement(c)                              0.01%       0.02%       --         --
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)                   $85,151     $55,329    $28,495    $15,282
  Average commission rate paid(d)                            $.0500         --         --         --
  Portfolio turnover                                             88%         46%        34%        27%


* Computed on an annualized basis.

(a) Reflects operations for the period from July 27, 1993 (date of initial public investment) to March 31, 1994.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(d) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged. This disclosure is required for fiscal years beginning on or after September 1, 1995.

(See Notes which are an integral part of the Financial Statements)

FEDERATED AMERICAN LEADERS FUND, INC.
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 1997

1. ORGANIZATION

Federated American Leaders Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares, and Class F Shares. The investment objective of the Fund is to seek growth of capital and of income by concentrating the area of investment decision in the securities of high quality companies.

On December 13, 1996 the Fund acquired all the net assets of The State Bond Diversified Fund ("Acquired Fund") pursuant to a plan of reorganization approved by the Acquired Fund's shareholders. The acquisition was accomplished by a tax-free exchange of 2,358,160 shares of the Fund (valued at $48,460,181) for the 4,535,346 shares of the Acquired Fund outstanding on December 13, 1996. The Acquired Fund's net assets of 48,460,181 which consisted of $33,092,021 of Paid in Capital and 15,368,160 of unrealized appreciation, at that date were combined with those of the Fund. The aggregate net assets of the Fund and the Acquired Fund immediately before the acquisition were $548,433,731 and $48,460,181, respectively.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

   INVESTMENT VALUATIONS -- Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

   REPURCHASE AGREEMENTS -- It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

   The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

FEDERATED AMERICAN LEADERS FUND, INC.

   INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS -- Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

   Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for accumulated equalization and have been reclassified as follows:

          INCREASE (DECREASE)
                      ACCUMULATED NET
   PAID-IN CAPITAL   INVESTMENT INCOME
     $1,030,846        $(1,030,846)


   Net investment income, net realized gains/losses, and net assets were not affected by this reclassification.

   FEDERAL TAXES -- It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

   EQUALIZATION -- The Fund follows the accounting practice known as equalization. With equalization, a portion of the proceeds from sales and costs of redemptions of fund shares (equivalent, on a per share basis, to the amount of undistributed net investment income on the date of the transaction) is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or redemptions of fund shares.

   WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS -- The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

   USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

   OTHER -- Investment transactions are accounted for on the trade date.

FEDERATED AMERICAN LEADERS FUND, INC.

3. CAPITAL STOCK

At March 31, 1997, par value shares ($ 0.20 per share) authorized were as follows:

                          NUMBER OF PAR VALUE
 CLASS NAME            CAPITAL STOCK AUTHORIZED
 Class A                      30,000,000
 Class B                      20,000,000
 Class C                      25,000,000
 Class F                      25,000,000


Transactions in capital stock were as follows:

                                           YEAR ENDED MARCH 31,
                                1997                             1996
 CLASS A SHARES        SHARES          AMOUNT            SHARES           AMOUNT
 Shares sold          7,706,275      $144,256,344       8,582,300         $153,778,904
 Shares issued to
 shareholders in
 connection with
 the Acquisition      2,358,160        48,460,181           --                    --
 Shares issued to
 shareholders in
 payment of
 distributions
 declared             1,877,620        38,245,728         745,456           13,448,166
 Shares redeemed     (5,165,910)     (107,679,833)     (3,425,166)         (61,354,945)
  Net change
  resulting from
  Class A Share
  transactions        6,776,145      $123,282,420       5,902,590         $105,872,125
                                                    YEAR ENDED MARCH 31,
                               1997                               1996
 CLASS B SHARES        SHARES          AMOUNT              SHARES           AMOUNT
 Shares sold         12,996,770      $268,480,862      10,810,661         $198,757,682
 Shares issued to
 shareholders in
 payment of
 distributions
 declared             1,425,508        29,165,525         236,916            4,339,389
 Shares redeemed     (2,323,540)      (48,574,439)       (839,484)         (15,534,728)
  Net change
  resulting from
  Class B Share
  transactions       12,098,738      $249,071,948      10,208,093         $187,562,343

FEDERATED AMERICAN LEADERS FUND, INC.

                                                     YEAR ENDED MARCH 31,
                               1997                                1996
 CLASS C SHARES        SHARES          AMOUNT              SHARES            AMOUNT
 Shares sold          1,226,661       $25,200,316       1,191,221          $21,813,090
 Shares issued to
 shareholders in
 payment of
 distributions
 declared               201,317         4,118,193          36,162              655,726
 Shares redeemed       (401,373)       (8,350,604)       (263,447)          (4,771,458)
  Net change
  resulting from
  Class C Share
  transactions        1,026,605       $20,967,905         963,936          $17,697,358

                                               YEAR ENDED MARCH 31,
                                1997                                 1996
 CLASS F SHARES        SHARES           AMOUNT              SHARES          AMOUNT
 Shares sold          1,296,525      $ 26,518,542         1,201,769      $ 21,794,346
 Shares issued to
 shareholders in
 payment of
 distributions
 declared               274,107         5,608,463            71,470         1,295,623
 Shares redeemed       (388,020)       (8,088,159)         (295,842)       (5,217,753)
  Net change
  resulting from
  Class F Share
  transactions        1,182,612      $ 24,038,846           977,397      $ 17,872,216
  Net change
  resulting from
  share
  transactions       21,084,100      $417,361,119        18,052,016      $329,004,042


4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

   INVESTMENT ADVISORY FEE -- Federated Advisers, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to (a) a maximum of 0.55% of the average daily net assets of the Fund, and (b) 4.50% of the gross income of the Fund, excluding capital gains or losses.

   ADMINISTRATIVE FEE -- Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

FEDERATED AMERICAN LEADERS FUND, INC.

   DISTRIBUTION SERVICES FEE -- The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Corporation's Class B and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

                           PERCENTAGE OF AVERAGE DAILY
   SHARE CLASS                 NET ASSETS OF CLASS
   Class B Shares                     0.75%
   Class C Shares                     0.75%


   The distributor may voluntarily choose to waive any portion of its fee. The distributor can modify or terminate this voluntary waiver at any time at its sole discretion.

   SHAREHOLDER SERVICES FEE -- Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. FSS can modify or terminate this voluntary waiver at any time at its sole discretion.

   TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES -- FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

   PORTFOLIO ACCOUNTING FEES -- FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

   GENERAL -- Certain of the Officers and Directors of the Fund are Officers and Directors or Trustees of the above companies.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended March 31, 1997, were as follows:

PURCHASES              $ 1,319,575,844
SALES                  $   900,696,189


REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
To the Shareholders and Board of Directors of FEDERATED AMERICAN LEADERS FUND, INC.:

We have audited the accompanying statement of assets and liabilities of Federated American Leaders Fund, Inc. (a Maryland corporation), including the schedule of portfolio of investments, as of March 31, 1997, and the related statement of operations for the year then ended and the statement of changes in net assets for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of March 31, 1997, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers and, when replies were not received, we carried out other alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated American Leaders Fund, Inc. as of March 31, 1997, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                        ARTHUR ANDERSEN LLP

Pittsburgh, Pennsylvania
April 24, 1997

DIRECTORS

John F. Donahue
Thomas G. Bigley
John T. Conroy, Jr.
William J. Copeland
J. Christopher Donahue
James E. Dowd
Lawrence D. Ellis, M.D.
Edward L. Flaherty, Jr.
Peter E. Madden
Gregor F. Meyer
John E. Murray, Jr.
Wesley W. Posvar
Marjorie P. Smuts

OFFICERS
John F. Donahue
  President
J. Christopher Donahue
  Executive Vice President
Edward C. Gonzales
  Executive Vice President
John W. McGonigle
  Executive Vice President, Treasurer, and Secretary
Richard B. Fisher
  Vice President
S. Elliott Cohan
  Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves risk, including possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses and other information.

[Graphic]

Federated Investors
Federated Securities Corp., Distributor

Cusip 027128107
Cusip 027128206
Cusip 027128305
Cusip 027128404
8042504 (5/97)


                                 APPENDIX
A1. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The `x'' axis reflects computation periods from 2/26/69 to 3/31/97. The `y'' axis is measured in increments of $100,000 ranging from $0 to $500,000 and indicates that the ending value of hypothetical initial investment of $29,000 in the Federated American Leaders Fund, Inc.'s Class A Shares, assuming a 5.5% sales charge and the reinvestment of all capital gains and dividends, would have grown to $486,978 on 3/31/97.

A2. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The `x'' axis reflects computation periods from 2/26/69 to 3/31/97. The `y'' axis is measured in increments of $50,000 ranging from $0 to $250,000 and indicates that the ending value of hypothetical yearly investments of $1,000 in the fund's Class A Shares, assuming the reinvestment of all capital gains and dividends, would have grown to $243,592 on 3/31/97.

A3. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color-coded mountain chart is a visual representation of the narrative text beneath it. The `x'' axis reflects computation periods from 3/31/82 to 3/31/97. The `y'' axis is measured in increments of $50,000 ranging from $0 to $200,000 and indicates that the ending value of a hypothetical initial investment of $5,000 and subsequent monthly investments of $250 over 15 years in the fund's Class A Shares would have grown to $187,566 on 3/31/97.

A4. The Graphic presentation here displayed consists of a five column chart showing a History of Investment Growth. The columns are as follows: April 1-March 31; Initial Number of Shares; Dividends and Capital Gains Reinvested; Total Shares; Ending Value. The information is as follows:
1969-1979*, 919, $5,501, 1,552, $12,386; 1970-1980, 962, $5,918, 1,729,
$13,347; 1971-1981, 919, $7,312, 1,699, $15,935; 1972-1982, 920, $7,334,
1,784, $15,146; 1973-1983, 957, $10,781, 1,941, $21,275; 1974-1984, 1,151,
$14,597, 2,473, $27,305; 1975-1985, 1,272, $21,238, 3,104, $35,978; 1976-
1986, 1,047, $23,339, 2,758, $37,613; 1977-1987, 1,081, $28,331, 3,075,
$43,696; 1978-1988, 1,287, $26,800, 3,423, $42,958; 1979-1989, 1,184,
$27,487, 3,292, $42,929; 1980-1990, 1,224, $28,863, 3,588, $43,809; 1981-
1991, 1,007, $24,931, 2,899, $38,209; 1982-1992, 1,113, $28,557, 3,170,
$44,006; 1983-1993, 862, $24,159, 2,484, $37,005; 1984-1994, 856, $20,729,
2,278, $33,209; 1985-1995, 815, $16,837, 1,891, $29,606, 1986-1996, 693,
$15,946, 1,499, $29,658 and 1987-1997, 664, 15,170, 1,373, 29,399.

A5. The graphic presentation here displayed consists of a four column chart outlining the fund's Top Ten Holdings as if March 31, 1997. The columns are as follows: Top Ten Holdings, Market Value in milions, % of Assets, and Current Yield. The information is as follows: Unilever N.V., $31.5, 2.36%, 2.52%; CIGNA Corp., $29.2, 2.19%, 2.27%; Russell Corp., $27.7, 2.08%,
1.45%;USX Corp. $27.7, 2.07%, 2.73%; Dayton-Hudson Corp., $27.5, 2.06%,
1.53%; Wal-Mart Stores, Inc., $27.2, 2.04%, 0.97%; MCI Communications Corp., $26.8, 2.01%, 0.14%; Rubbermaid, Inc., $26.2, 1.96%, 2.41%;
Ingersoll-Rand Co., $25.7, 1.93%, 1.88%; and Marsh & McLennan Cos., Inc., $23.9, 1.79%, 3.18%.

A6. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class A Shares of the fund. based on a 4.5% sales charge are represented by a solid line. The Standard & Poor's 500 Index (the `S&P 500'') is represented by a dotted line and the Lipper Growth and Income Funds Average (the `LGIFA'') is represented by a broken line.The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class A Shares of the fund and the S&P 500 and the LGIFA. The `x'' axis reflects computation periods from 3/31/87 to 3/31/97. The `y'' axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class A Shares based on a 4.5% sales charge, as compared to the S&P 500 and the LGIFA; the ending values were $29,717, $34,995, and $29,186, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Class A Shares Average Annual Total Returns for the one-year, five-year, 10-year and Start of Performance periods ended 3/31/97, which were 10.95%, 14.71%, 11.39% and 10.56%, respectively.

A7. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class B Shares of the fund are represented by a solid line. The S&P 500 is represented by a dotted line and the LGIFA is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class B Shares of the fund and the S&P 500 and the LGIFA. The `x'' axis reflects computation periods from 7/26/94 to 3/31/97. The `y'' axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class B Shares, as compared to the S&P 500 and the LGIFA; the ending values were $15,924, $17,815, and $15,901, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Class B Shares Average Annual Total Returns for the one-year and Start of Performance periods ended 3/31/97, which were 10.56% and 18.95%, respectively.

A8. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class C Shares of the fund are represented by a solid line. The S&P 500 is represented by a dotted line and the LGIFA is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class C Shares of the fund and the S&P 500 and the LGIFA. The `x'' axis reflects computation periods from 4/22/93 to 3/31/97. The `y'' axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class C Shares, as compared to the S&P 500 and the LGIFA; the ending values were $17,590, $18,571, and $16,655, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Class C Shares Average Annual Total Returns for the one-year and Start of Performance periods ended 3/31/97, which were 15.33% and 15.40%, respectively.

A9. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class F Shares of the Fund are represented by a solid line. The S&P 500 is represented by a dotted line and the LGIFA is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class F Shares of the fund and the S&P 500 and the LGIFA. The `x'' axis reflects computation periods from 7/28/93 to 3/31/97. The `y'' axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class F Shares, as compared to the S&P 500 and the LGIFA; the ending values were $16,970, $18,571, and $16,655, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Class F Shares Average Annual Total Returns for the one-year and Start of Performance periods ended 3/31/97, which were 15.12% and 15.48%, respectively.